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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                           ----------------------




                                 FORM 8-K



                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported):  March 21, 2002
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                              CBRL GROUP, INC.


         Tennessee                      0-25225               62-1749513
         ----------                     -------               ----------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
    of Incorporation)                                     Identification No.)


                 305 Hartmann Drive, Lebanon, Tennessee 37087

                              (615) 444-5533






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.  None.

         (b) Pro Forma Financial Information.  None.

         (c) Exhibits.  See Exhibit Index immediately following the signature page hereto.


ITEM 9.  REGULATION FD DISCLOSURE.

     On March 21, 2002, CBRL Group, Inc. issued the press release that is attached as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to certain quarter-to-date information on current trends and reaffirmed earnings guidance for the fiscal third quarter and full year.




                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 25, 2002              CBRL GROUP, INC.


                                     By: /s/ James F. Blackstock
                                         ------------------------------------
                                     Name:  James F. Blackstock
                                     Title: Senior Vice President, Secretary
                                            and General Counsel


                               EXHIBIT INDEX

Exhibit No.      Description                                         Page No.
-----------      -----------                                         --------

99               Press Release issued by CBRL Group, Inc. on            5
                 March 21, 2002.